                                                                    EXHIBIT 10.2



                                REFLECTONE, INC.

                             1990 STOCK OPTION PLAN

                                                             As adopted
                                                             February 8, 1990
                                                             and amended through
                                                             November 7, 1991

                                REFLECTONE, INC.
                             1990 STOCK OPTION PLAN


                               TABLE OF CONTENTS

                                                                                                           Page
       ARTICLE I                                     DEFINITIONS                                            1

               (a)        "Board"                                                                           1
               (b)        "Code"                                                                            1
               (c)        "Committee"                                                                       1
               (d)        "Company"                                                                         1
               (e)        "Director"                                                                        1
               (f)        "Disinterested Person"                                                            1
               (g)        "Employee"                                                                        1
               (h)        "Employer"                                                                        1
               (i)        "Fair Market Value"                                                               2
               (j)        "ISO"                                                                             2
               (k)        "1934 Act"                                                                        2
               (l)        "Officer"                                                                         3
               (m)        "Option"                                                                          3
               (n)        "Optionee"                                                                        3
               (o)        "Option Price"                                                                    3
               (p)        "Parent"                                                                          3
               (q)        "Plan"                                                                            3
               (r)        "Purchasable"                                                                     3
               (s)        "Reload Option"                                                                   3
               (t)        "Stock"                                                                           3
               (u)        "Stock Option Agreement"                                                          4
               (v)        "Subsidiary"                                                                      4

       ARTICLE II                                    THE PLAN                                               4

               Section 2.1                           Name                                                   4
               Section 2.2                           Purpose                                                4
               Section 2.3                           Effective Date                                         4
               Section 2.4                           Termination Date                                       4

       ARTICLE III        ELIGIBILITY                                                                       4

       ARTICLE IV                                    ADMINISTRATION                                         5

               Section 4.1                           Duties and Powers of the Committee                     5
               Section 4.2                           Interpretation; Rules                                  5
               Section 4.3                           No Liability                                           5
               Section 4.4                           Majority Rule                                          5
               Section 4.5                           Company Assistance                                     6


       ARTICLE V                                     SHARES OF STOCK SUBJECT TO PLAN                        6

               Section 5.1                           Limitations                                            6
               Section 5.2                           Antidilution                                           6

       ARTICLE VI                                    OPTIONS                                                8

               Section  6.1                          Types of Options Granted                               8
               Section  6.2                          Option Grant and Agreement                             8
               Section  6.3                          Optionee Limitations                                   8
               Section  6.4                          $100,000 Limitation                                    8
               Section  6.5                          Option Price                                           9
               Section  6.6                          Exercise Period                                        9
               Section  6.7                          Option Exercise                                        9
               Section  6.8                          Nontransferability of Option                          10
               Section  6.9                          Termination of Employment                             11
               Section  6.10                         Employment Rights                                     11
               Section  6.11                         Certain Successor Options                             11


       ARTICLE VII                                   CONDITIONS TO ISSUING STOCK                           11

       ARTICLE VIII                                  TERMINATION, AMENDMENT AND                            12
                                                       MODIFICATION OF PLAN

       ARTICLE IX                                    MISCELLANEOUS                                         12

               Section  9.1                          Replacement Option Grants                             12
               Section  9.2                          Forfeiture for Competition                            12
               Section  9.3                          Plan Binding on Successors                            13
               Section  9.4                          Gender                                                13
               Section  9.5                          Headings No Part of Plan                              13




                                     - ii -
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                                REFLECTONE, INC.
                             1990 STOCK OPTION PLAN


                                   ARTICLE I
                                  DEFINITIONS

               As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

               (a) "Board" shall mean the Board of Directors of the Company.

               (b) "Code" shall mean the United States Internal Revenue Code of 1986, as amended, including effective date and transition rules (whether or not codified). Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

               (c) "Committee" shall mean a committee of Directors appointed from time to time by the Board, having the duties and authority set forth herein in addition to any other authority granted by the Board; provided, however, that the Committee shall include at least two members who are Disinterested Persons, and that all members of the Committee who exercise any authority or discretion, with respect to any Options granted to an Employee who is also an Officer or Director, shall be Disinterested Persons.

               (d) "Company" shall mean Reflectone, Inc., a Florida corporation.

               (e)     "Director" shall mean a member of the Board.

               (f) "Disinterested Person" shall have the meaning set forth in Rule 16b-3 under the 1934 Act, as the same may be in effect from time to time, or in any successor rule thereto, and shall be determined for all purposes under the Plan according to interpretative or "no-action" positions with respect thereto issued by the Securities and Exchange Commission.

               (g) "Employee" shall mean any employee of the Company or any Subsidiary of the Company, and any Director who also serves as an Officer and whose duties as such involve a significant time commitment beyond that associated with preparation for and attendance at meetings of the Board and Committees thereof.

               (h) "Employer" shall mean the corporation that employs an Optionee.

               (i) "Fair Market Value" of the shares of Stock on any date shall mean

                       (i) the closing sales price, regular way, or in the absence thereof the mean of the last reported bid and asked quotations, on such date on the exchange having the greatest volume of trading in the shares during the thirty-day period preceding such date (or if such exchange was not open for trading on such date, the next preceding date on which it was open); or

                       (ii) if there is no price as specified in (i), the final reported sales price, or if not reported in the following manner, the mean of the closing high bid and low asked prices, in the over-the-counter market for the shares as reported by the National Association of Securities Dealers Automatic Quotation System or, if not so reported, then as reported by the National Quotation Bureau Incorporated, or if such organization is not in existence, by an organization providing similar services, on such date (or if such date is not a date for which such system or organization generally provides reports, then on the next preceding date for which it does so); or

                       (iii) if there also is no price as specified in (ii), the price determined by the Committee by reference to bid-and-asked quotations for the shares provided by members of an association of brokers and dealers registered pursuant to subsection 15(b) of the 1934 Act, which members make a market in the shares, for such recent dates as the Committee shall determine to be appropriate for fairly determining current market value; or

                       (iv)     if there also is no price as specified in
                       (iii), the amount determined in good faith by the Committee based on such relevant facts, which may include opinions of independent experts, as may be available to the Committee.

               (j) "ISO" shall mean an Option that complies with and is subject to the terms, limitations and conditions of Code section 422A and any regulations promulgated with respect thereto.

               (k) "1934 Act" shall mean the Securities Exchange Act of 1934, as the same may be amended from time to time.

               (l) "Officer" shall mean a person who constitutes an officer of the Company for the purposes of Section 16 of the 1934 Act, as determined by reference to such Section 16 and to the rules, regulations, judicial decisions, and interpretative or "noaction" positions with respect thereto of the Securities and Exchange Commission, as the same may be in effect or set forth from time to time.

               (m) "Option" shall mean a contractual right to purchase Stock granted pursuant to the provisions of Article VI hereof.

               (n) "Optionee" shall mean a person to whom an Option has been granted hereunder.

               (o) "Option Price" shall mean the price at which an Optionee may purchase a share of Stock pursuant to an Option.

               (p) "Parent" shall mean any corporation (other than the corporation with respect to which the determination is being made) in an unbroken chain of corporations ending with the corporation with the respect to which the determination is being made if, at the time of the grant (or modification) of the Option, each of the corporations other than the corporation with respect to which the determination is being made owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               (q)     "Plan" shall mean the 1990 Stock Option Plan of the
Company.

               (r) "Purchasable," when used to describe Stock, shall refer to Stock that may be purchased by an Optionee under the terms of this Plan on or after a certain date specified in the applicable Stock Option Agreement.

               (s) "Reload Option" shall mean an Option that is granted, without further action of the Committee, (i) to an Optionee who surrenders or authorizes the withholding of shares of Stock in payment of amounts specified in paragraphs 6.7(c) or 6.7(d) hereof, (ii) for the same number of shares as is so paid, (iii) as of the date of such payment and at an Option Price equal to the Fair Market Value of the Stock on such date, and (iv) otherwise on the same terms and conditions as the Option whose exercise has occasioned such payment, subject to such contingencies, conditions or other terms as the Committee shall specify at the time such exercised Option is granted,

               (t) "Stock" shall mean the $.10 par value common stock of the Company or, in the event that the outstanding shares of such stock are hereafter changed into or exchanged for shares of a different class of stock or securities of the Company or some other corporation, such other stock or securities.

               (u) "Stock Option Agreement" shall mean an agreement between the Company and an Optionee setting forth the terms of an Option.

               (v) "Subsidiary" shall mean any corporation (other than the corporation with respect to which the determination is being made) in an unbroken chain of corporations beginning with the corporation with respect to which the determination is being made if, at the time of the grant (or modification) of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


                                   ARTICLE II
                                    THE PLAN

               2.1 Name. This plan shall be known as the "Reflectone, Inc. 1990 Stock Option Plan."

               2.2 Purpose. The purpose of the Plan is to advance the interests of the Company, its shareholders, and any Subsidiary of the Company, by offering certain Employees an opportunity to acquire or increase their proprietary interests in the Company by granting such persons Options to purchase Stock. The Options will promote the growth and profitability of the Company, and any Subsidiary of the Company, because Optionees will be provided with an additional incentive to achieve the Company's objectives through participation in its success and growth.

               2.3 Effective Date. The Plan shall become effective on February 8, 1990.

               2.4 Termination Date. No further Options shall be granted hereunder on or after February 8, 2000, but all Options granted prior to that time shall remain in effect in accordance with their terms; provided, however, that the Plan shall terminate, and all options theretofore granted shall become void and may not be exercised, on February 8, 1991, if the shareholders of the Company shall not by that date have approved the Plan's adoption.

                                  ARTICLE III
                                  ELIGIBILITY

               The persons eligible to participate in this Plan shall consist only of Employees (which may include a person who is a Director, if he is otherwise an Employee) whose participation the Committee determines is in the best interests of the Company.


                                   ARTICLE IV
                                 ADMINISTRATION

               4.1 Duties and Powers of the Committee. The Plan shall be administered by the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary. The Committee shall have the power to act by unanimous written consent in lieu of a meeting, and shall have the right to meet telephonically. In administering the Plan, the Committee's actions and determinations shall be binding on all interested parties. The Committee shall have the power to grant Options in accordance with the provisions of the Plan. Subject to the provisions of the Plan, the Committee shall have the discretion and authority to determine those individuals to whom Options will be granted and whether such Options shall be accompanied by the right to receive Reload Options, the number of shares of Stock subject to each Option, such other matters as are specified herein, and any other terms and conditions of a Stock Option Agreement. To the extent not inconsistent with the provisions of the Plan, the Committee shall have the authority to amend or modify an outstanding Stock Option Agreement, or to waive any provision thereof, provided that the Optionee consents to such action.

               4.2 Interpretation; Rules. Subject to the express provisions of the Plan, the Committee also shall have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all other determinations necessary or advisable in the administration of the Plan, including, without limitation, the amending or altering of any Options granted hereunder as may be required to comply with or to conform to any federal, state or local laws or regulations.

               4.3 No Liability. Neither any member of the Board nor any member of the Committee shall be liable to any person for any act or determination made in good faith with respect to the Plan or any Option granted hereunder.

               4.4 Majority Rule. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all the members of the Committee, shall constitute the action of the Committee.

               4.5 Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to eligible persons, their employment, death, retirement, disability or other termination of employment, and such other pertinent facts as the Committee may require.
The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.


                                   ARTICLE V
                        SHARES OF STOCK SUBJECT TO PLAN

               5.1 Limitations. Subject to any antidilution adjustment pursuant to the provisions of Section 5.2 hereof, the maximum number of shares of Stock that may be issued and sold hereunder shall be 200,000. Shares subject to an Option may be either authorized and unissued shares or shares issued and later acquired by the Company; provided, however, that shares of Stock with respect to which an Option has been exercised shall not again be available for issuance hereunder. The shares covered by any unexercised portion of an Option that has terminated for any reason may again be optioned under this Plan, and such shares shall not be considered as having been optioned or issued in computing the number of shares of Stock remaining available for option hereunder.

               5.2     Antidilution.

                       (a) In the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, stock split or stock dividend, or in the event that any spin-off, spin-out or other distribution of assets materially affects the price of the Company's stock:

                                (i)       The aggregate number and kind of
                       shares of Stock for which Options may be granted hereunder shall be adjusted proportionately by the Committee; and

                                (ii) The rights of Optionees (concerning the number of shares subject to Options and the Option Price) under outstanding Options shall be adjusted proportionately by the Committee.

                       (b) If the Company shall be a party to any reorganization in which it does not survive, involving merger, consolidation, or acquisition of the stock or substantially all the assets of the Company, the Committee, in its discretion, may:

                                (i)       declare that all Options granted
                       under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability, and that all such Options shall terminate 30 days after the Committee gives written notice of the immediate right to exercise all such Options and of the decision to terminate all Options not exercised within such 30-day period; or

                                (ii) notify all Optionees that all Options granted under the Plan shall be assumed by the successor corporation or substituted with options issued by such successor corporation.

                       (c) If the Company is to be liquidated or dissolved in connection with a reorganization described in paragraph 5.2(b), the provisions of such paragraph shall apply. In all other instances, the adoption of a plan of dissolution or liquidation of the Company shall cause every Option outstanding under the Plan to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the shareholders, provided that the Committee in its discretion may declare all Options granted under the Plan to be exercisable at any time on or before the fifth business day following such adoption notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability. The Committee's actions under this provision and the Optionee's exercise of Options under this provision shall be subject, however, to the limitations set forth in Article VI hereof.

                       (d) The adjustments described in paragraphs (a) through (c) of this Section 5.2, and the manner of their application, shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests. The adjustments required under this
Article V shall apply to any successors of the Company and shall be made regardless of the number or type of successive events requiring such adjustments.


                                   ARTICLE VI
                                    OPTIONS

               6.1 Types of Options Granted. Within the limitations provided herein, Options may be granted to one Employee at one or several times or to different Employees at the same time or at different times, in either case under different terms and conditions, as long as the terms and conditions of each Option are consistent with the provisions of the Plan. Without limitation of the foregoing, Options may be granted subject to conditions based on the financial performance of the Company or any other factor the Committee deems relevant.

     6.2 Option Grant and Agreement. Each Option granted or modified hereunder shall be evidenced (a) by either minutes of a meeting or a written consent of the Committee, and (b) by a written Stock Option Agreement executed by the Company and the Optionee. The terms of the Option, including the Option's duration, time or times of exercise, exercise price, whether the Option is intended to be an ISO, and whether the Option is to be accompanied by the right to receive a Reload Option, shall be stated in the Stock Option Agreement. Separate Stock Option Agreements shall be used for Options intended to be ISO's and those not so intended.

     6.3 Optionee Limitations. The Committee shall not grant an ISO to any person who, at the time the ISO would be granted:

          (a)  is not an Employee; or

          (b) owns or is considered to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Employer, or any Parent or Subsidiary of the Employer; provided, however, that this limitation shall not apply if at the time an ISO is granted the Option Price is at least 110% of the Fair Market Value of the Stock subject to such Option and such Option by its terms would not be exercisable after the expiration of five years from the date on which the Option is granted. For the purpose of this paragraph (b), a person shall be considered to own (i) the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants, (ii) the stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust in proportion to such person's stock interest, partnership interest or beneficial interest herein, and (iii) the stock which such person may purchse under any outstanding options of the Employer or of any Parent or Subsidiary of the Employer.


     6.4 $100,000 Limitation. Except as provided below, the Committee shall not grant an ISO to, or modify the exercise provisions of outstanding ISO's held by, any person who, at the time the ISO is granted (or modified), would thereby receive or hold any incentive stock options (as described in Code section 422A) of the Employer and any Parent or Subsidiary of the Employer, such that the aggregate Fair Market Value (determined as of the respective dates of grant or modification of each option) of the stock with respect to which such incentive stock options are exercisable for the first time during any calendar year is in excess of $100,000; provided, that the foregoing restriction on modification of outstanding ISO's shall not preclude the Committee from modifying an outstanding ISO if, as a result of such modification and with the consent of the Optionee, such Option no longer constitutes an ISO; and provided that, if the $100,000 limitation described in this Section 6.4 is exceeded, an Option that otherwise qualifies as an ISO shall be treated as an ISO up to the limitation and the excess shall be treated as an Option not qualifying as an ISO. The preceding sentence shall be applied by taking options intended to be ISO's into account in the order in which they were granted.

               6.5 Option Price. The Option Price under each Option shall be determined by the Committee. However, the Option Price shall not be less than 50% of the Fair Market Value of the Stock, or in the case of an ISO less than the Fair Market Value of the Stock, in each case on the date that the Option is granted (or, in the case of an ISO that is subsequently modified, on the date of such modification).

               6.6 Exercise Period. The period for the exercise of each Option granted hereunder shall be determined by the Committee, but the Stock Option Agreement with respect to each Option intended to be an ISO shall provide that such option shall not be exercisable after the expiration of ten years from the date of grant (or modification) of the Option. In addition, no Option granted to an Employee who is also an Officer or Director shall be exercisable prior to the expiration of six months from the date such Option is granted, other than in the case of the death or disability of such Employee.

               6.7     Option Exercise.

                       (a) Unless otherwise provided in the Stock Option Agreement, an Option may be exercised at any time or from time to time during the term of the Option as to any or all whole shares that have become Purchasable under the provisions of the Option, but not at any time as to less than 100 shares unless the remaining shares that have become so Purchasable are less than 100 shares. The Committee shall have the authority to prescribe in any Stock Option Agreement that the Option may be exercised only in accordance with a vesting schedule during the term of the Option.

                       (b) An Option shall be exercised by (i) delivery to the Treasurer of the Company at its principal office of written notice of exercise with respect to a specified number of shares of Stock, and (ii) payment to the Company at that office of the full amount of the Option Price for such number of shares.

                       (c) The Option Price shall be paid in full upon the exercise of the Option; provided, however, that the Committee may provide in a Stock Option Agreement that, in lieu of cash, all or any portion of the Option Price may be paid by tendering to the Company shares of Stock duly endorsed for transfer and owned by the Optionee, to be credited against the Option Price at the Fair Market Value of such shares on the date of exercise (however, no fractional shares may be so transferred, and the Company shall not be obligated to make any cash payments in consideration of any excess of the aggregate Fair Market Value of shares transferred over the aggregate option price).

                       (d) In addition to and at the time of payment of the Option Price, the Optionee shall pay to the Company in cash the full amount of any federal, state and local income, employment or other taxes required to be withheld from the income of such Optionee as a result of such exercise; provided, however, that in the discretion of the Committee any Stock Option Agreement may provide that all or any portion of such tax obligations, together with additional taxes not exceeding the actual additional taxes to be owed by the Optionee as a result of such exercise, may, upon the irrevocable election of the Optionee, be paid by tendering to the Company whole shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid, and subject to such restrictions as to the approval and timing of any such election as the Committee may from time to time determine to be necessary or appropriate to satisfy the conditions of the exemption set forth in Rule 16b-3 under the 1934 Act.

                       (e) The holder of an Option shall not have any of the rights of a stockholder with respect to the shares of Stock subject to the Option until such shares have been issued and transferred to him upon the exercise of the Option.

               6.8 Nontransferability of Option. No Option or any rights therein shall be transferable by an Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee, an Option granted to that Optionee shall be exercisable only by such Optionee (or by such Optionee's guardian or other legal representative, should one be appointed).

               6.9 Termination of Employment. The Committee shall have the power to specify, with respect to the Options granted to any particular Optionee, the effect upon such Optionee's right to exercise an Option of the termination of such Optionee's employment under various circumstances, which effect may include immediate or deferred termination of such Optionee's rights under an Option, or acceleration of the date at which an Option may be exercised in full.

               6.10 Employment Rights. Options granted under the Plan shall not be affected by any change of employment so long as the Optionee continues to be an Employee. Nothing in the Plan or in any Stock Option Agreement shall confer on any person any right to continue in the employ of the Company or any Subsidiary of the Company, or shall interfere in any way with the right of the Company or any such Subsidiary to terminate such person's employment at any time.

               6.11 Certain Successor Options. To the extent not inconsistent with the terms, limitations and conditions of Code section 422A, and any regulations promulgated with respect thereto, an Option issued in respect of an option held by an employee to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any Subsidiary of the Company) may contain terms that differ from those stated in this Article VI, but solely to the extent necessary to preserve for any such employee the rights and benefits contained in such predecessor option, or to satisfy the requirements of Code section 425(a).


                                  ARTICLE VII
                          CONDITIONS TO ISSUING STOCK

               The Company shall not be required to issue or deliver any Stock purchased upon the full or partial exercise of any Option granted hereunder prior to fulfillment of all of the following conditions:

               (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed;

               (b) The completion of any registration or other qualification of such shares that the Company shall determine to be necessary or advisable under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, or the Company's determination that an exemption is available from such registration or qualification;

               (c) The obtaining of any approval or other clearance from any federal or state governmental agency that the Company shall determine to be necessary or advisable; and

               (d) The lapse of such reasonable period of time following exercise as shall be appropriate for reasons of administrative convenience.

               Unless the shares of Stock covered by the Plan shall be the subject of an effective registration statement under the Securities Act of 1933, as amended, stock certificates issued and delivered to Optionees shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws.


                                  ARTICLE VIII
                TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

               The Board may at any time, (i) cause the Committee to cease granting Options, (ii) terminate the Plan, or (iii) in any respect amend or modify the Plan; provided, however, that the Board (unless its actions are approved or ratified by the shareholders of the Company within twelve months of the date the Board amends the Plan) may not amend the Plan to:

                       (a) Increase the number of shares of Stock subject to the Plan beyond the amount previously approved or ratified by the shareholders; or

                       (b) Change or modify the class of persons that may participate in the Plan.

               No termination, amendment or modification of the Plan shall affect adversely the rights of an Optionee under any outstanding Option without the consent of the Optionee or his legal representative.

                                   ARTICLE IX
                                 MISCELLANEOUS

               9.1. Replacemgnt Option Grants. At the sole discretion of the Committee, an Optionee may be given an election to surrender an Option in exchange for a new Option.

               9.2 Forfeiture for Competition. If an Optionee provides services to a competitor of the Company or, any of its Subsidiaries, whether as an employee, officer, director, independent contractor, consultant, agent or otherwise, such services being of a nature that can reasonably be expected to involve the skills and experience used or developed by the Optionee while an Employee, then that Optionee's rights under any Options outstanding hereunder shall be forfeited and terminated, subject to a determination to the contrary by the Committee.

               9.3 Plan Binding on Successors. The Plan shall be binding upon the successors of the Company.

               9.4 Gender. Whenever used herein, the masculine pronoun shall include the feminine gender.

               9.5 Headings No Part of Plan. Headings of Articles and Sections hereof are inserted for convenience and reference, and do not constitute a part of the Plan.








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